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                                                                 EXHIBIT 10.18

                              PROMISSORY NOTE

      1. FOR VALUE RECEIVED, the undersigned LYLE C. TURNER promises to pay to the order of INVITROGEN CORPORATION, (hereinafter referred to as "Payee"; Payee together with any subsequent holder hereof or any interest herein being hereinafter referred to as "Holder") in Carlsbad, California, or at such other place as the Holder may from time to time designate in writing, without grace, except as may be otherwise expressly provided for herein, the principal sum One Hundred and Fifty Thousand Dollars ($150,000), together with interest from the date said principal sum is transferred to the undersigned, at a rate of six and a half percent (6.5%) per annum on the unpaid principal balance from time to time outstanding in accordance with the following provisions:

      The undersigned shall repay the principal and all interest accrued on December 31, 1999.

      2. This Note is to be governed, interpreted and construed by, through and under the laws of the State of California. This Note may be prepaid in whole or in part at any time without penalty or premium. If this Note provides for installment payments of principal, prepayment of principal payments shall be applied in the inverse order such installment payments are due, applying first to the last principal installment due hereunder.

      3. The undersigned agrees to assign to Holder 16,000 shares of common stock of Invitrogen, (the "Shares"), upon the occurrence of any Event of Default hereunder. The undersigned hereby appoints the officers of Invitrogen, or any of them, his attorney in fact to effect a transfer of the assigned Shares on the books of Invitrogen with full power of substitution in the promises, upon the occurrence of any Event of Default. The undersigned agrees to execute any document(s) reasonably requested by Holder or its counsel to perfect said assignment. Upon any Event of Default, Holder shall have the option, without prejudice to any other remedy, to liquidate the interests assigned herein to satisfy any principal and/or interest then due under such indebtedness. Holder agrees to apply any and all money received from such liquidation to the satisfaction of such indebtedness, and to pay to the undersigned, his legal representatives, heirs, or assigns, any balance remaining after payment of the indebtedness existing at the time of such payment.

      4. In the event that any payment of principal and/or interest is not made within thirty (30) days that same is due, which event shall constitute an "Event of Default" hereunder the undersigned shall pay, during the period of such default, interest on the unpaid balance of the indebtedness evidenced by this Note at 10% per year.

      5. The Holder shall have the option to declare the amount of the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date of any sum due or installment, as fixed herein, upon the failure of the undersigned to pay, when due and after thirty (30) days that same is due, any of the installments of interest and/or principal, or upon the occurrence of any Event of Default or failure to perform in accordance with any of the terms and conditions in any security document executed and/or delivered in the future relevant to this Note. Upon exercise of this option by the Holder, the entire unpaid principal shall bear interest at 10% per year. Forbearance in exercising this option with respect to any failure or breach of the undersigned shall not constitute a waiver of the rights to any continuing failure or breach or any subsequent failure or breach. "Event of Default" shall

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further include, without limitation, as to each of the undersigned: (1) any breach, misrepresentation or other default by the undersigned or any entity providing security for this note under this Note; (2) insolvency or the failure to pay its general debts as such debts become due; (3) commencement of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (4) assignment for the benefit or creditors; (5) appointment of a receiver, trustee, custodian or similar official for all or substantially all of any of its property; (6) filing or recording of any levy, notice to withhold or other legal process for taxes other than property taxes; (7) failure to comply with any order, judgment, decree, writ or demand of any court or government agency.

      6. In no event shall the amount of interest due or payments in the nature of interest payable hereunder exceed the maximum rate of interest allowed by applicable law, as amended from time to time, and in the event any such payment is paid by the undersigned or received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder, in writing, that the undersigned elects to have such excess sum returned to it forthwith.

      7. Time is of the essence hereunder and, in case this Note is collected by law or through an attorney-at-law, the undersigned agrees to pay all costs of collection including reasonable attorneys' fees. Reasonable attorneys' fees are defined to include, but not be limited to, all fees incurred in all matters of collection and enforcement, construction and interpretation, before, during and after suit, trial, proceedings and appeals. Attorneys' fees shall also include hourly charges for paralegals, law clerks and other staff members operating under the supervision of an attorney.

      8. The remedies of the Holder, as provided herein shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise. Neither the remedies nor the security recited herein shall be construed to limit any other remedy Holder may have at law or in equity. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be affected only through a written document executed by the Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to a subsequent event.

      9. Any notice to be given or to be served upon any party hereto, in connection with this Note, must be writing, and may be given by certified or registered mail and shall be deemed to have been given when delivered to and received by the party to whom it is addressed.

     10. All persons or corporations or other entities now or at any time liable, whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns respectively, hereby (a) expressly waive presentment, demand for payment, notice of dishonor, protest, notice of non-payment or protest, and diligence in collection except as may be otherwise expressly provided; (b) consent that the time of all payments or any part thereof may be extended, rearranged, renewed or postponed by the Holder hereof and further consent that the collateral security or any part thereof may be released, exchanged, added to or substituted for by Holder hereof, without in anywise modifying, altering, releasing, affecting or limiting their

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respective liability or the lien of any security instrument; (c) agree that the Holder, in order to enforce payment of this Note, shall not be required first to institute any suit or to exhaust any of its remedies against the undersigned or any other person or party to become liable hereunder.

     11. In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be, and the singular number includes the plural.

     12. All references herein to interest at the "maximum rate" shall mean "maximum legal contract rate".

     13. This Note constitutes the entire understanding between the parties regarding the subject matter hereof and supersede and extinguish any prior agreements, discussions or understandings, whether oral or written. No amendment to this Note or the Assignment shall be enforceable unless reduced to writing and signed by the parties.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of December 8, 1998.


   /s/ LYLE C. TURNER
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       LYLE C. TURNER


                              CONSENT OF SPOUSE

I acknowledge that I have read the above Note dated as of December 8, 1998, to which this Consent is attached and that I know its contents. I understand and agree that any community property interest I may have in the Shares shall be bound by the Note. I understand that my spouse has fixed the value of the Shares, including my community property interest therein. I acknowledge that I have been provided ample time to seek the counsel of an independent attorney not associated with the Purchase Agreement or the parties thereto.


   /s/ MARY E. KEADLE
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       MARY E. KEADLE